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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      Each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint each of Alan Rosskamm, Brian P. Carney, and Valerie Gentile Sachs, and each of them, as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as they case may be, of Jo-Ann Stores, Inc., an Ohio corporation ("Jo-Ann"), to any and all registration statements and amendments or modifications to such registration statements to be filed with the Securities and Exchange Commission with respect to Jo-Ann's 7.50% Senior Subordinated Notes, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

      In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of May 24, 2004.

/s/  ALAN ROSSKAMM                 Chairman of the Board, President,
---------------------------        Chief Executive Officer and Director
ALAN ROSSKAMM                      (Principal Executive Officer)


/s/  BRIAN P. CARNEY               Executive Vice President and Chief Financial
---------------------------        Officer (Principal Financial and
BRIAN P. CARNEY                    Accounting Officer)

/s/  SCOTT COWEN                   Director
---------------------------
SCOTT COWEN


/s/  IRA GUMBERG                   Director
---------------------------
IRA GUMBERG


/s/  PATRICIA MORRISON             Director
---------------------------
PATRICIA MORRISON


/s/  FRANK NEWMAN                  Director
---------------------------
FRANK NEWMAN


/s/  BERYL RAFF                    Director
---------------------------
BERYL RAFF


/s/  GREGG SEARLE                  Director
---------------------------
GREGG SEARLE


/s/  TRACEY THOMAS-TRAVIS          Director
---------------------------
TRACEY THOMAS-TRAVIS